UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2005, the registrant, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC"), NC Capital Corporation, a direct wholly owned subsidiary of NCMC ("NC Capital"), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital ("NCRII"), and New Century Credit Corporation, a direct wholly owned subsidiary of the registrant ("NCCC"), entered into a Second Amended and Restated Master Repurchase Agreement (the "Second Amended and Restated MRA") with Bank of America, N.A. ("BofA"). The purpose of the Second Amended and Restated MRA was to amend and restate the First Amended and Restated Master Repurchase Agreement (as amended, the "First Amended and Restated MRA") between New Century Funding A, a special purpose entity and a direct wholly owned subsidiary of NCMC ("NCFA"), and BofA, to (i) add the registrant, NCMC, NC Capital, NCRII and NCCC as parties, (ii) remove NCFA as a party and (iii) extend the termination date to September 7, 2006. Concurrently, the registrant entered into a Third Amended and Restated Guaranty (the "Guaranty"), dated as of September 15, 2005, with BofA in order to remove NCMC as a guarantor under the Second Amended and Restated MRA. The Second Amended and Restated MRA and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Second Amended and Restated Master Repurchase Agreement, dated as of September 15, 2005, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation and Bank of America, N.A.

10.2 Third Amended and Restated Guaranty, dated as of September 15, 2005, by and between New Century Financial Corporation and Bank of America, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

September 20, 2005	By:	/s/ Robert K. Cole

Name: Robert K. Cole
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Master Repurchase Agreement, dated as of September 15, 2005, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation and Bank of America, N.A.
10.2	Third Amended and Restated Guaranty, dated as of September 15, 2005, by and between New Century Financial Corporation and Bank of America, N.A.